UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) March 14, 2013

THE E.W. SCRIPPS COMPANY
(Exact name of registrant as specified in its charter)

Ohio	0-16914	31-1223339
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

312 Walnut Street Cincinnati, Ohio	45202
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (513) 977-3000
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

THE E.W. SCRIPPS COMPANY
INDEX TO CURRENT REPORT ON FORM 8-K

Item No.		Page

5.01	Changes in Control of Registrant	3

Item 5.01.	Changes in Control of Registrant.

Explanatory Note.

This filing supplements information in the Form 8-K dated January 22, 2013, filed by the Company relating to termination and winding up of the Edward W. Scripps Trust (the “Trust”), former controlling shareholder of the Company, and includes information relating to the shareholdings of the beneficiaries of the Trust who have received Class A Common Shares and Common Voting Shares of the Company formerly held by the Trust and who are among the controlling persons of the Company.

Background.

The Trust, the former controlling shareholder of the Company, ended on October 18, 2012, upon the death of Robert P. Scripps, a grandson of the founder. He was the last of Edward W. Scripps' grandchildren upon whom the duration of the Trust was based.

In 2011, prior to the termination of the Trust, the Trustees of the Trust filed a Petition for Instructions and Declaratory Relief with an Ohio Probate Court (the “Probate Court”) that sought (i) to prepare for the administration of the Trust following its termination, (ii) to determine the identities of named beneficiaries and the identities of others who may be entitled to distributions from the Trust, (iii) to authorize, subject to clause (iv) below, the Trustees to continue the investment and management of the Trust's assets during the period between Trust termination and distribution of assets (“Winding-Up Period”), (iv) to authorize the Trustees to vote the Common Voting Shares of the Company during the Winding-Up Period in accordance with the procedures set forth in the Scripps Family Agreement dated October 15, 1992 (as amended, the “Scripps Family Agreement”), and (v) to confirm the Trustees' views on a number of other issues. The Petition was filed under seal in accordance with Ohio court rules, and the parties to the action are bound by a protective order issued by the Court that limits disclosure with respect to the proceedings.

On January 22, 2013, under the provisions of its prior order sealing the proceedings, the Probate Court issued an order with respect to the petition (the “Order”). With the Court's authorization, the Trustees advised the Company at that time that the Order generally provides that during the Winding-Up Period the Trustees shall vote (or enter into or decline to enter into binding agreements to vote) the Common Voting Shares held by the Trust as instructed by a vote conducted in accordance with the procedures of Section 9 of the Scripps Family Agreement. In the absence of instructions from a vote under the Scripps Family Agreement and the Order, the Trustees may vote the Common Voting Shares in the manner they determine, in their discretion, to be in the best interests of the Trust beneficiaries, so long as the vote does not relate to a change of control transaction. If the vote relates to a change of control transaction, the Trustees will not vote the Common Voting Shares held by the Trust in the absence of such instructions.

Distribution of Common Shares.

On March 14, 2013 (the “Distribution Date”), a total of 23,163,464 of the Class A Common Shares and Common Voting Shares (collectively, the “Common Shares”) held by the Trust were distributed to the residuary beneficiaries of the Trust (the “Trust Beneficiaries”), other than three Trust Beneficiaries who are minors (the “Minors”). The provisions of the Scripps Family Agreement are now fully effective and the voting provisions established by the Order directing the Trustees of the Trust with respect to the voting of the Common Voting Shares then held by the Trust no longer apply to the Common Voting Shares held by the Trust Beneficiaries other than the Minors, except with respect to the voting of the Common Shares at the Company's annual meeting of shareholders to be held on May 1, 2013, for which the record date for determining the shareholders entitled to vote was March 13, 2013 (prior to the Distribution Date). Accordingly, at such annual meeting, the Trustees of the Trust will vote the Common Voting Shares held by the Trust prior to the Distribution Date in accordance with the instructions of the Signatories (as defined below) determined pursuant to a vote under the Scripps Family Agreement. The Trustees of the Trust have indicated that the remaining Common Shares held by the Trust are expected to be distributed in the next few months to trusts to be established for the purpose of holding the shares on behalf of the Minors.

The Common Voting Shares that remain in the Trust will continue to be subject to the voting provisions in the Order until their expected distribution to the Minors' trusts. The Minors are not parties to, and the Minors' trusts may or may not in the future become parties to, the Scripps Family Agreement. The person who may be appointed as trust advisor with respect to the Common Shares to be held by any Minor's trust may be deemed to have beneficial ownership of those shares, but unless such Minor's trust becomes a party such person will not be bound by the Scripps Family Agreement with respect to those Common Shares. As of the Distribution Date, the provisions of the Scripps Family Agreement fully govern the transfer and voting of the Common Voting Shares held by the Scripps family members signatory thereto (the “Signatories”).

Section 9 of the Scripps Family Agreement provides that the Company will call a meeting of the Signatories prior to each annual or special meeting of the shareholders of the Company held after termination of the Trust (each such meeting hereinafter referred to as a “Required Meeting”). At each Required Meeting, the Company will discuss with the Signatories, each matter, including election of directors, that the Company will submit to the holders of Common Shares at the annual meeting or special meeting with respect to which the Required Meeting has been called. Each Signatory will be entitled, either in person or by proxy, to cast one vote for each Common Voting Share owned of record or beneficially by him or her on each matter brought for a vote at the Required Meeting. Each Signatory will be bound by the decision reached by majority vote with respect to each such matter, and at the related annual or special meeting of the shareholders of the Company each Signatory will vote his or her Common Voting Shares in accordance with the decisions reached at the Required Meeting of the Signatories.

Identity of Controlling Persons and Percentage of Common Shares Owned.
The table below is based on information provided by the Signatories and sets forth as of March 19, 2013: (i) the number of Common Voting Shares and Class A Common Shares beneficially owned by each Signatory, excluding Common Shares beneficially owned by the other Signatories and the Trust, unless otherwise indicated, (ii) the aggregate number of Common Voting Shares and Class A Common Shares that may be deemed to be beneficially owned by each Signatory, including all Common Voting Shares subject to the Scripps Family Agreement and the Common Voting Shares held by the Trust, and (iii) the percentage of Common Voting Shares and Class A Common Shares that may be deemed to be beneficially owned by each Signatory. Except as otherwise noted in the table, each Signatory has (x) sole voting power (to the extent such shares are entitled to vote) with respect to the Class A Common Shares listed under column (i), (y) sole dispositive power with respect to the Common Voting Shares and Class A Common Shares listed under column (i), and (z) shared voting power with respect to the Common Voting Shares listed under column (ii).

The Signatories share voting power with each other with respect to their Common Voting Shares under the terms of the Scripps Family Agreement. They also share voting power with the Trust with respect to the Common Voting Shares held by the Trust under the terms of the Order and the Scripps Family Agreement. The voting provisions established by the Order will continue to apply to the remaining Common Voting Shares held by the Trust until the distribution of such shares to the Minors' trusts. As a result, the Signatories may direct the manner in which the remaining Common Voting Shares are voted by the Trustees, under certain circumstances, as instructed by a vote conducted in accordance with the procedures of Section 9 of the Scripps Family Agreement. The Common Voting Shares held by the Signatories will also be voted as instructed by a vote conducted in accordance with the procedures of Section 9 of the Scripps Family Agreement. Due to this shared voting power, the aggregate number of Common Voting Shares that may be deemed to be beneficially owned by the Signatories includes 267,333 Common Voting Shares held by the Trust and 11,130,723 Common Voting Shares held by the Signatories. Following a distribution of the remaining 267,333 Common Voting Shares from the Trust to the Minors' trusts, such shares will not be subject to the Scripps Family Agreement unless the Minors' trusts become parties thereto in the future.

Subject to the Scripps Family Agreement, each Common Voting Share is convertible at no cost and at any time into one Class A Common Share on a one-for-one basis. The aggregate number and percentage of Class A Common Shares (columns (ii) and (iii)) assumes the conversion to Class A Shares of all Common Voting Shares beneficially owned by the Signatories and the Trust. The percentages of Common Voting Shares are based on 11,932,722 shares of the Company's Common Voting Shares (calculated based on the 11,932,735 Common Voting Shares reported as outstanding as of January 31, 2013, in the Company's Annual Report on Form 10-K for the year ended December 31, 2012 (the “Form 10-K”) less the 13 Common Voting Shares converted by the Trust into Class A Common Shares on March 4, 2013). The percentages of Class A Common Shares are based on 43,977,739 of the Company's Class A Common Shares outstanding as of January 31, 2013, as reported in the Form 10-K.

	(i) Number of Common Voting Shares and Class A Common Shares Beneficially Owned (Excluding Shares Held by Other Signatories and the Trust)
(ii)
Aggregate Number of
Common Voting Shares and
Class A Common Shares Beneficially Owned
(Including All Common Voting Shares Subject to the Scripps Family Agreement and Common Voting Shares Held by the Trust)
					(iii) Aggregate Percentage of Common Voting Shares and Class A Common Shares Beneficially Owned
Name	Common Voting Shares	Class A Common Shares	Common Voting Shares (1)	Class A Common Shares	Common Voting Shares	Class A Common Shares
Virginia S. Vasquez	267,333	326,602	11,398,056	11,724,658	95.5%	21.2%
Rebecca Scripps Brickner (2)	267,333	326,868	11,398,056	11,724,924	95.5%	21.2%
Estate of Robert P. Scripps, Jr.	534,666	653,204	11,398,056	12,051,260	95.5%	21.8%
Edward W. Scripps, Jr. (3)	534,666	690,760	11,398,056	12,088,816	95.5%	21.8%
Corina S. Granado	267,333	326,736	11,398,056	11,724,792	95.5%	21.2%
Jimmy R. Scripps	534,666	653,337	11,398,056	12,051,393	95.5%	21.8%
Mary Ann S. Sanchez	267,333	326,736	11,398,056	11,724,792	95.5%	21.2%
Margaret E. Scripps (Klenzing)	267,333	326,802	11,398,056	11,724,858	95.5%	21.2%
William H. Scripps	534,666	653,204	11,398,056	12,051,260	95.5%	21.8%
Marilyn J. Scripps (Wade)	267,333	336,602	11,398,056	11,734,658	95.5%	21.2%
Adam R. Scripps	534,666	653,204	11,398,056	12,051,260	95.5%	21.8%
William A. Scripps	534,666	653,337	11,398,056	12,051,393	95.5%	21.8%
Gerald J. Scripps	89,111	108,867	11,398,056	11,506,923	95.5%	20.8%
Charles E. Scripps, Jr.	534,666	654,954	11,398,056	12,053,010	95.5%	21.8%
Eli W. Scripps	89,111	108,867	11,398,056	11,506,923	95.5%	20.8%
Jonathan L. Scripps	89,111	108,900	11,398,056	11,506,956	95.5%	20.8%
Peter M. Scripps (4)	0	0	11,398,056	11,398,056	95.5%	20.6%
Barbara Victoria Scripps Evans (5)	805,932	0	11,398,056	11,398,056	95.5%	20.6%
Molly E. McCabe	267,333	326,702	11,398,056	11,724,758	95.5%	21.2%
John P. Scripps Trust FBO Peter M. Scripps U/A dated 2/10/77	232,678	0	11,398,056	11,398,056	95.5%	20.6%
John P. Scripps Trust FBO Paul K. Scripps U/A dated 2/10/77	232,678	0	11,398,056	11,398,056	95.5%	20.6%
John P. Scripps Trust Exempt Trust U/A dated 2/10/77	32,921	0	11,398,056	11,398,056	95.5%	20.6%
John P. Scripps Trust FBO Barbara Scripps Evans U/A dated 2/10/77	232,678	0	11,398,056	11,398,056	95.5%	20.6%

	(i) Number of Common Voting Shares and Class A Common Shares Beneficially Owned (Excluding Shares Held by Other Signatories and the Trust)
(ii)
Aggregate Number of
Common Voting Shares and
Class A Common Shares Beneficially Owned
(Including All Common Voting Shares Subject to the Scripps Family Agreement and Common Voting Shares Held by the Trust)
					(iii) Aggregate Percentage of Common Voting Shares and Class A Common Shares Beneficially Owned
John Peter Scripps 1983 Trust	11,546	0	11,398,056	11,398,056	95.5%	20.6%
The Marital Trust of the La Dow Family Trust	266,771	0	11,398,056	11,398,056	95.5%	20.6%
Anne M. La Dow Trust U/A dated 10/27/2011	39,552	0	11,398,056	11,398,056	95.5%	20.6%
The La Dow Family Trust U/A dated 6/29/2004 (6)	271,237	0	11,398,056	11,398,056	95.5%	20.6%
John P. Scripps Trust FBO John Peter Scripps U/A dated 12/28/84	22,520	0	11,398,056	11,398,056	95.5%	20.6%
John P. Scripps Trust FBO Ellen McRae Scripps U/A dated 12/28/84	22,520	0	11,398,056	11,398,056	95.5%	20.6%
John P. Scripps Trust FBO Douglas A. Evans U/A dated 12/24/84	22,520	0	11,398,056	11,398,056	95.5%	20.6%
Douglas A. Evans 1983 Trust	11,546	0	11,398,056	11,398,056	95.5%	20.6%
Ellen McRae Scripps 1983 Trust	11,546	0	11,398,056	11,398,056	95.5%	20.6%
Victoria S. Evans Trust U/A dated 5/19/2004	0	0	11,398,056	11,398,056	95.5%	20.6%
Peter M. Scripps Trust U/A dated 11/13/2002	0	0	11,398,056	11,398,056	95.5%	20.6%
Paul K. Scripps Family Revocable Trust U/A dated 2/7/1994	0	44,914	11,398,056	11,442,970	95.5%	20.7%
Thomas S. Evans Irrevocable Trust U/A dated 11/13/2012	40,911	0	11,398,056	11,398,056	95.5%	20.6%
Thomas S. Evans	0	0	11,398,056	11,398,056	95.5%	20.6%
Douglas A. Evans	6,818	0	11,398,056	11,398,056	95.5%	20.6%
Julia Scripps Heidt	267,333	337,330	11,398,056	11,735,386	95.5%	21.2%
Paul K. Scripps (7)	799,087	133,624	11,398,056	11,531,680	95.5%	20.8%
Charles Kyne McCabe	534,666	653,404	11,398,056	12,051,460	95.5%	21.8%
Peter R. La Dow (8)	1,002,192	0	11,398,056	11,398,056	95.5%	20.6%
J. Sebastian Scripps (9)	534,666	653,504	11,398,056	12,051,560	95.5%	21.8%
Anne M. La Dow (10)	39,552	0	11,398,056	11,398,056	95.5%	20.6%
Wendy E. Scripps	267,333	326,602	11,398,056	11,724,658	95.5%	21.2%
Nackey E. Scagliotti (11)	534,666	756,451	11,398,056	12,154,507	95.5%	21.9%
Cynthia J. Scripps	267,333	326,602	11,398,056	11,724,658	95.5%	21.2%

	(i) Number of Common Voting Shares and Class A Common Shares Beneficially Owned (Excluding Shares Held by Other Signatories and the Trust)
(ii)
Aggregate Number of
Common Voting Shares and
Class A Common Shares Beneficially Owned
(Including All Common Voting Shares Subject to the Scripps Family Agreement and Common Voting Shares Held by the Trust)
					(iii) Aggregate Percentage of Common Voting Shares and Class A Common Shares Beneficially Owned
Edith L. Tomasko	267,333	326,602	11,398,056	11,724,658	95.5%	21.2%
Mary McCabe Peirce (12)	1,069,332	1,422,905	11,398,056	12,820,961	95.5%	23.1%
Elizabeth A. Logan (13)	801,999	979,806	11,398,056	12,377,862	95.5%	22.4%
Eva Scripps Attal	267,333	326,735	11,398,056	11,724,791	95.5%	21.2%
John P. Scripps	23,865	66	11,398,056	11,398,122	95.5%	20.6%
Eaton M. Scripps	534,666	692,922	11,398,056	12,090,978	95.5%	21.8%
Megan Scripps Tagliaferri	267,333	326,702	11,398,056	11,724,758	95.5%	21.2%
Ellen McRae Scripps	23,866	66	11,398,056	11,398,122	95.5%	20.6%

(1)     Includes 267,333 Common Voting Shares held by the Trust. The Signatories share voting power with the Trust with respect to the Common Voting Shares held by the Trust under the terms of the Order and the Scripps Family Agreement. Following the expected distribution of these remaining 267,333 Common Voting Shares from the Trust to the Minors' trusts, they will not be subject to the Scripps Family Agreement, unless the Minors' trusts become parties in the future. Does not include 653,204 Class A Common Shares and 534,666 Common Voting Shares, which may be deemed to be beneficially owned by Mary McCabe Peirce and Elizabeth Logan as co-guardians on behalf of another Trust Beneficiary who is a minor and is not a party to the Scripps Family Agreement; such Common Voting Shares are not subject to the Scripps Family Agreement.
(2)    Class A Common Shares include 66 shares held by an immediate family member.
(3)     Class A Common Shares include currently exercisable options to purchase 37,556 shares.
(4)    This Signatory is the trustee of the Peter M. Scripps Trust under agreement dated 11/13/2002. Such trust is also listed as a separate person above.
(5)     Includes shares held by (a)(i) the John P. Scripps Trust FBO Barbara Scripps Evans under agreement dated 2/10/77, (ii) the John P. Scripps Trust FBO Paul K. Scripps under agreement dated 2/10/77, (iii) the John P. Scripps Trust FBO Peter M. Scripps under agreement dated 2/10/77, and (iv) the John P. Scripps Trust Exempt Trust under agreement dated 2/10/77, of which the Signatory is a co-trustee with Peter R. La Dow and Paul K. Scripps, and (b)(i) the Douglas A. Evans 1983 Trust, (ii) the John P. Scripps Trust FBO Douglas A. Evans under agreement dated 12/28/1984, (iii) the Victoria S. Evans Trust under agreement dated 5/19/2004, and (iv) the Thomas S. Evans Irrevocable Trust under agreement dated 6/29/2004, of which the Signatory is the trustee. Such trusts are also listed as separate persons above.
(6)     Includes shares held by the Survivor's Trust of the La Dow Family Trust under agreement dated 6/29/2004 and the Marital Trust of the La Dow Family Trust under agreement dated 6/29/2004. The Marital Trust is also listed as a separate person above. Peter R. La Dow is the trustee of all of these trusts.
(7)     Class A Common Shares include currently exercisable options to purchase 84,504 shares and 4,206 restricted stock units that may vest and be settled in Class A Common Shares within 60 days of March 19, 2013. Class A Common Shares and Common Voting Shares also include shares held by (a)(i) the John P. Scripps Trust FBO Barbara Scripps Evans under agreement dated 2/10/77, (ii) the John P. Scripps Trust FBO Paul K. Scripps under agreement dated 2/10/77, (iii) John P. Scripps Trust FBO Peter M. Scripps under agreement dated 2/10/77, and (iv) the John P. Scripps Trust Exempt Trust under agreement dated 2/10/77, of which the Signatory is a co-trustee with Ms. Evans and Mr. La Dow, and (b)(i) the John Peter Scripps 1983 Trust, (ii) the Ellen McRae Scripps 1983 Trust, (iii) the John P. Scripps FBO Ellen McRae Scripps under agreement dated 12/28/1984, (iv) the John P. Scripps Trust FBO John Peter Scripps under agreement dated 12/28/1984, and (v) the Paul K. Scripps Family Revocable Trust U/A dated 2/7/1994, of which the Signatory is trustee. Such trusts are also listed as separate persons above.

(8)    Includes shares held by (a)(i) the John P. Scripps Trust FBO Barbara Scripps Evans under agreement dated 2/10/77, (ii) the John P. Scripps Trust FBO Paul K. Scripps under agreement dated 2/10/77, (iii) the John P. Scripps Trust FBO Peter M. Scripps under agreement dated 2/10/77, and (iv) the John P. Scripps Trust Exempt Trust under agreement dated 2/10/77, of which the Signatory is a co-trustee with Ms. Evans and Mr. P. K. Scripps, and (b)(i) the Marital Trust of the La Dow Family Trust, and (ii) the La Dow Family Trust (excluding shares already accounted for and held in the Marital Trust of the La Dow Family Trust), of which the Signatory is the trustee. Such trusts are also listed as separate persons above.
(9)    Includes 200 shares held by immediate family members.
(10)    Includes shares held by the Anne M. La Dow Trust under agreement dated 10/27/2011, of which the Signatory is trustee. Such trust is also listed as a separate person above.
(11)    Class A Common Shares include (a) currently exercisable options to purchase 42,250 shares, (b) 4,206 restricted stock units, which may vest and be settled in Class A Common Shares within 60 days of March 19, 2013, (c) 383,385 shares held directly and (d) 326,601 shares held by the Trust. Common Voting Shares include (a) 267,333 shares held directly, and (b) 267,333 shares held by the Trust. The 326,601 Class A Common Shares and 267,333 Common Voting Shares held by the Trust are expected to be distributed to the Minors' trusts in the next few months.
(12)    Common Shares include (a) currently exercisable options to purchase 104,000 shares, (b) 4,206 restricted stock units, which may vest and be settled in Class A Common Shares within 60 days of March 19, 2013, (c) 334,885 shares held directly, (d) 653,204 shares held as a co-guardian with Elizabeth Logan for the benefit of another Trust Beneficiary who is a minor and is not a party to the Scripps Family Agreement, and (e) 326,601 Class A Common Shares held by the Trust. Common Voting Shares include (a) 267,333 shares held directly, (b) 534,666 shares held as a co-guardian with Elizabeth Logan for the benefit of another Trust Beneficiary who is a minor and is not a party to the Scripps Family Agreement and (c) 267,333 shares held by the Trust. This person is not bound by the Scripps Family Agreement with respect to the shares held as co-guardian. The 326,601 Class A Common Shares and 267,333 Common Voting Shares held by the Trust are expected to be distributed to the Minors' trusts in the next few months.
(13)    Includes 653,204 Class A Common Shares and 534,666 Common Voting Shares held as a co-guardian with Mary McCabe Peirce for the benefit of another Trust Beneficiary who is a minor and is not a party to the Scripps Family Agreement. This person is not bound by the Scripps Family Agreement with respect to the shares held as co-guardian.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE E.W. SCRIPPS COMPANY

BY:	/s/ Douglas F. Lyons
Douglas F. Lyons
Vice President and Controller
(Principal Accounting Officer)
Dated: March 20, 2013